                                                                  EXHIBIT 10.116


                       FIFTH AMENDMENT TO MASTER AMENDMENT
                         TO LOAN DOCUMENTS AND AGREEMENT


         THIS FIFTH AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC").

                               W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of

October 1, 2000, and as amended by that Second Amendment to Master Amendment to Loan Documents and Agreement executed by the parties to be effective as of December 15, 2002 (the "Second Amendment"), and as amended by that Third Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of July 11, 2003 (the "Third Amendment"), and as amended by that Fourth Amendment to Master Amendment to Loan Documents and Agreement executed by the Debtors and AmSouth to be effective as of April 16, 2004 (the "Fourth Amendment"), and as further amended as herein set forth, being herein called the "Master Amendment"), AmSouth agreed to modify the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

         WHEREAS, pursuant to the terms of the Third Amendment, AmSouth agreed to further modify the Indebtedness and the Loan Documents; and

         WHEREAS, pursuant to the terms of the Third Amendment, DMS executed a Third Amendment to Reduced and Modified Renewal, which Modified Revolving Promissory Note, which was therefore modified by Fourth Amendment to Reduced and Modified Renewal Revolving Promissory Note dated January ___, 2004, and was thereafter modified by a Fifth Amendment to Reduced and Modified Renewal Revolving Promissory Note dated July 16, 2004 (the Reduced and Modified Revolving Promissory Note dated December 15, 2002, and all amendments thereto are referred to collectively as the "Modified Revolving Note"); and

         WHEREAS, subsequent to the execution of the Third Amendment to the terms of the Third Amendment, Advocat paid off all indebtedness under the Renewal Reimbursement Note, as defined in the Second Amendment; and

         WHEREAS, pursuant to the terms of the Third Amendment, AmSouth and DMS executed a Second Amendment to Renewal Promissory Note (Overline Facility) as further amended by the Fourth Amendment to Renewal Promissory Note (Overline Facility) dated as of January 4, 2004, which was subsequently amended by that Fifth Amendment to Renewal Promissory Note (Overline Facility) dated as of April 4, 2004, and which was subsequently amended by that Sixth Amendment to Renewal Promissory Note (Overline Facility) dated as of July 16, 2004 (the original Renewal Promissory Note (Overline Facility) and all amendments thereto being referred to herein as the "Overline Note"); and

         WHEREAS, pursuant to the terms of the Second Amendment, DALS-NC and AmSouth executed a Second Amendment to Renewal Promissory Note (the original Renewal Promissory Note and all amendments thereto being referred to herein as the "NC Bridge Loan Note"); and

         WHEREAS, the Modified Revolving Note, the Overline Note and the NC Bridge Loan Note matured on October 29, 2004, and Debtors have failed to satisfy the indebtedness arising thereunder; and

         WHEREAS, subsequent to the execution of the Third Amendment, AmSouth consented to the sale of the stock of Diversicare Canada Management Services, Inc. ("DCMS"), which entity was an original Debtor under the Loan Documents; and

         WHEREAS, pursuant to the Fourth Amendment, the parties agreed that DCMS should be removed as a Debtor under the Loan Documents; and

         WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

         WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness; and

         WHEREAS, AmSouth has agreed to further extend the maturity dates of the Modified Revolving Note, the Overline Note and the NC Bridge Loan Note and AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth; and

         WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

         WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

         WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

         WHEREAS, the parties have agreed to modify the Indebtedness and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtors), the payment of an extension fee in the amount of $10,000.00 by Debtors to AmSouth, of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

         1. The Modified Revolving Note, is hereby amended to extend the Maturity Date from October 29, 2004 to January 29, 2005, and to reduce the maximum principal amount which may be advanced thereunder, in accordance with the terms appearing in paragraph 2 below, and in accordance with the terms of a Replacement Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth of even date herewith. The parties acknowledge that as of the effective date hereof, the outstanding balance of the Modified Revolving Note is $0.00.

         2. In regard to Letter of Credit numbered 1813094 in favor of Continental Health Properties of Thomasville, LLC in the amount of $200,000.00 (the "Letter of Credit") the parties acknowledge that the Letter of Credit has been drawn. Therefore, the parties agree that the maximum amount which may be outstanding at any time under the Replacement Reduced and Modified Renewal Revolving Promissory Note shall be limited as follows:

                  (a) As of November 1, 2004, the maximum amount which may be outstanding at any time thereunder shall be reduced to $2,466,666.67;

                  (b) As of December 1, 2004, the maximum amount which may be outstanding at any time thereunder shall be reduced to $2,433,333.34; and

                  (c) As of January, 1, 2005, and for any time thereafter, the maximum amount which may be outstanding at any time thereunder shall be reduced to $2,400,000.01.

         3. In regard to the NC Bridge Loan Note, the parties will execute a Fourth Amendment to Renewal Promissory Note which shall change the Maturity Date defined therein from October 29, 2004 to January 29, 2005. The parties agree that as of the effective date hereof, the principal balance of the NC Bridge Loan Note is $5,258,679.84.

         4. In regard to the current Overline Note, the parties will execute a Seventh Amendment to Renewal Promissory Note (Overline Facility) which shall change the Maturity Date defined therein from October 29, 2004 to January 29, 2005. The parties agree that as of the effective date hereof, the principal balance of the Overline Note is $3,214,253.63.

         5. Debtors acknowledge that they are presently in default of the amended financial covenants appearing in Section 2 (c) of the Master Amendment. Debtors also acknowledge that they are presently in default of Section 5.1
(c)(iii) of the Master Credit Security Agreement executed by the parties as of December 27, 1996. Provided that there exists no other default under this Agreement or the Loan Documents, as amended, AmSouth expressly agrees to forbear from exercising its remedies under default of these amended financial covenants but only until January 29, 2005.

         6. Debtors shall, in good faith, make reasonable efforts to obtain the written consent to this Agreement and the transactions contemplated hereby, of GMAC. Debtors expressly acknowledge that failure of GMAC to consent in writing to this Agreement will not result in a waiver of any of the Debtors' obligations hereunder. Debtors shall also procure the written consent of Omega to this Agreement and the transactions contemplated herein, if such consent is reasonably required by AmSouth in the future.

         7. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Letters of Credit remaining outstanding, the Overline Facility, the NC Bridge Loan, or the Modified Revolving Note shall be guaranteed by all of Debtors and shall continue to be evidenced by the Additional Continuing Guaranty and Suretyship Agreements which shall continue in full force and effect.

         8. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

         9. Upon execution of this Amendment, Advocat shall pay a commitment fee to AmSouth in the total amount of $10,000.00 for the commitment and obligations of AmSouth.

         10. The Debtors hereby ratify and restate all of the covenants, warranties and representations contained in the Loan Agreement, as amended, and the Master Amendment, as amended, as of the date hereof, and each hereby acknowledges and confirms that the terms and conditions of the Loan Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect. In addition, the Debtors ratify and restate the additional covenants set forth in Section 12 of the Third Amendment.

         11. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than fifteen (15) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.

         12. The indebtedness evidenced by the Modified Revolving Note, the Overline Facility, and the NC Bridge Loan, may be prepaid at any time without premium.

         13. The Master Credit and Security Agreement, as amended, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         14. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth, and AmSouth's officers, directors, employees, representatives, agents, attorneys, accountants and consultants. from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

         15. To the extent required by the Loan Documents, as amended, or the Master Amendment, as amended, GMAC has executed this Amendment for purposes of consenting to the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective October 29, 2004.

                                AMSOUTH BANK, successor in interest by merger to First American National Bank


                                By:   /s/ Tim McCarthy
                                      -------------------------------------
                                      Tim McCarthy, Vice President


                                DIVERSICARE MANAGEMENT SERVICES CO.,
                                a Tennessee corporation



                                By:    /s/ William R. Council III
                                       ------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                ADVOCAT INC., a Delaware corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE LEASING CORP.,
                                a Tennessee corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                ADVOCAT ANCILLARY SERVICES, INC.,
                                a Tennessee corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------

                                DIVERSICARE GENERAL PARTNER, INC.,
                                a Texas corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                FIRST AMERICAN HEALTH CARE, INC.,
                                an Alabama corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                ADVOCAT FINANCE, INC.,
                                a Delaware corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE LEASING CORP. OF ALABAMA, INC., an Alabama corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                ADVOCAT DISTRIBUTION SERVICES, INC.,
                                a Tennessee corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation

                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                STERLING HEALTH CARE MANAGEMENT, INC.,
                                a Kentucky corporation



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE AFTON OAKS, LLC,
                                a Delaware limited liability company

                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE PINEDALE, LLC,
                                a Delaware limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                DIVERSICARE WINDSOR HOUSE, LLC,
                                a Delaware limited liability company



                                By:   /s/ William R. Council III
                                      -------------------------------------
                                      Name:  William R. Council III
                                             ------------------------------
                                      Title: President
                                             ------------------------------


                                GMAC COMMERCIAL MORTGAGE CORPORATION,
                                a California corporation





                                By:
                                      -------------------------------------
                                      Name:
                                             ------------------------------
                                      Title:
                                             ------------------------------





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